Related Parties Transactions	12 Months Ended
Dec. 31, 2017
Related Parties Transactions [abstract]
RELATED PARTIES TRANSACTIONS
NOTE 16:-	RELATED PARTIES TRANSACTIONS

(i)	Acquisition of Insseco:

On August 18, 2015, Sapiens completed the acquisition from Asseco, the parent company of Formula, of all issued and outstanding shares of Insseco. Please see Note 2(26) and Note 4(ii)(a) for further information concerning this acquisition. Under the share purchase agreement for that acquisition, Asseco committed to assign all customer contracts to Insseco that relate to the intellectual property that Sapiens acquired as part of the acquisition. In the event that Asseco cannot obtain the consent of any customer to the assignment of its contract to Insseco, Asseco will hold that customer’s contract in trust for the benefit of Insseco. Under that arrangement, in 2015 and 2016, Insseco invoiced Asseco in a back-to-back manner for all invoices issued by Asseco on Insseco’s behalf to customers under those contracts that were not yet assigned by Asseco to Insseco. During the years ended December 31, 2015, 2016 and 2017, Asseco provided back office and professional services and fixed assets to Insseco in an amount totaling approximately $1,700, $1,900 and $1,600, respectively.

(ii)	Services Obtained from Asseco

During 2017, Asseco provided back-office services, professional services and fixed assets to Sapiens wholly-owned subsidiary, Sapiens Poland, in an amount totaling approximately $1.6 million.

(iii)	Services provided to Asseco

During 2017, Sapiens Poland performed services as a sub-contractor on behalf of Asseco for clients of Asseco in a total amount of approximately $8.25 million. For historic reasons, Asseco issues invoices to those clients and then Sapiens in turn invoices Asseco on a back-to-back basis.

During 2017, Matrix performed services as a sub-contractor on behalf of Asseco Denmark A.S., a subsidiary of Asseco, in an amount totaling approximately €0.5 million ($564).

(iv)	Fees Paid for Board Services in Affiliates

Sapiens paid the Company approximately $28.6 in respect of its share of the director’s fees of Mr. Guy Bernstein, its Chairman and the Company’s chief executive office, for the year ended December 31, 2017.

Matrix paid the Company approximately $30.0 in respect of its share of the director’s fees of Mr. Guy Bernstein, its Chairman and the Company’s chief executive office, for the year ended December 31, 2017.

(v)	Other Transactions

From time to time, in the Group’s ordinary course of business, the Group engages in non-material transactions between its subsidiaries and affiliates where the amount involved in, and the nature of, the transactions are not material to any party to the transaction. The Group believes that these transactions are made on an arms’ length basis upon terms and conditions no less favorable to the Group, its subsidiaries and affiliates, as it could obtain from unaffiliated third parties. If Group engages with its subsidiaries and affiliates in transactions which are not in the ordinary course of business, the Group receives the approvals required under the Companies Law. These approvals include audit committee approval, board approval and, in certain circumstances, shareholder approval.

As of December 31, 2016 and 2017, the Group had trade payable balances due to its related parties in amount of approximately $0 and $150, respectively. In addition, as of December 31, 2016 and 2017, the Group had trade receivables balances due from its related parties in amount of approximately $1,865 and $1,530, respectively.